Filed Pursuant to Rule 497(a)

File No. 333-174716

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF $125.0 MILLION 7.00% SENIOR UNSECURED NOTES DUE 2022

New York, NY—January 26, 2012—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $125.0 million in aggregate principal amount of 7.00% senior unsecured notes due 2022.  The notes will mature on February 15, 2022 and may be redeemed in whole or in part at any time or from time to time at our option on or after February 15, 2015.  The notes will bear interest at a rate of 7.00% per year payable quarterly on February 15, May 15, August 15 and November 15 of each year, with the first interest payment occuring on May 15, 2012.

BofA Merrill Lynch, Morgan Stanley, UBS Investment Bank and Wells Fargo Securities are acting as joint bookrunning managers for this offering.  Stifel Nicolaus Weisel, RBC Capital Markets, BB&T Capital Markets, Deutsche Bank Securities and Janney Montgomery Scott are acting as co-managers for this offering.  The offering is expected to close on February 2, 2012, subject to customary closing conditions.  Ares Capital has granted the underwriters an option to purchase up to an additional $18.75 million in aggregate principal amount of notes to cover over-allotments, if any.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and, to the extent not applied for such purposes, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The preliminary prospectus supplement dated January 25, 2012 and the accompanying prospectus dated October 28, 2011, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) BofA Merrill Lynch, 4 World Financial Center, New York, NY 10080, Attention: Prospectus Department or e-mail dg.prospectus_requests@baml.com, (2) Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, by phone at 1-866-718-1649, or e-mail prospectus@morganstanley.com, (3) UBS Investment Bank, 299 Park Avenue, New York, NY 10171, or by phone at 1-877-827-6444, ext. 561 3884 and (4) Wells Fargo Securities, 301 South College Street, Charlotte, NC 28288, or by phone at 1-800-326-5897.

ABOUT ARES CAPITAL CORPORATION

Headquartered in New York and with offices in Atlanta, Chicago, Los Angeles and Washington, D.C., Ares Capital is a leading specialty finance company that provides one-stop financing solutions to U.S. middle market companies and private equity sponsors. Ares Capital invests primarily in first and second lien loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, Ares Capital also makes equity investments. Ares Capital, which has elected to be regulated as a business development company under the Investment Company Act of 1940, is externally managed by Ares Capital Management LLC, a wholly owned subsidiary of Ares Management LLC.  Ares Management LLC is a global alternative asset manager and a Securities and Exchange Commission registered investment adviser with approximately $46 billion of committed capital under management as of December 31, 2011.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

Contact:

Carl Drake
Ares Capital Corporation
404-814-5204